UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2019

VerifyMe, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-31927	23-3023677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clinton Square, 75 S. Clinton Ave, Suite 510 Rochester, NY	14604
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (585)-736-9400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 19, 2019, VerifyMe, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the Company’s shareholders voted on (i) the election of seven members of the Company’s Board of Directors for a one-year term expiring at the next annual meeting of shareholders (Proposal 1); (ii) authorizing the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-25 to 1-for-120, to be determined by the Board of Directors, and approving a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to effect the reverse stock split (Proposal 2); (iii) ratification of the selection of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 (Proposal 3), and (iv) approval of an adjournment of the 2019 Annual Meeting to a later date or time, if necessary (Proposal 4), as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 21, 2019.

Set forth below are the voting results on each matter submitted to the shareholders at the 2019 Annual Meeting.

Proposal 1. The Company’s shareholders voted to elect the following seven individuals as directors to hold office until the next annual meeting of shareholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Norman Gardner	59,122,725	918,976	7,117,448
Christopher Gardner	59,243,549	798,152	7,117,448
Marshall Geller	59,043,482	998,219	7,117,448
Howard Goldberg	59,042,658	999,043	7,117,448
Scott Greenberg	59,237,725	803,976	7,117,448
Arthur Laffer	59,958,549	83,152	7,117,448
Patrick White	59,271,926	769,775	7,117,448

Proposal 2. The Company’s shareholders voted to authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-25 to 1-for-120, to be determined by the Board of Directors, and to approve a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to effect the reverse stock split.

Votes For	Votes Against	Abstentions
65,364,540	1,634,952	159,657

Proposal 3. The Company’s shareholders voted to ratify the selection of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Votes For	Votes Against	Abstentions
66,036,125	734,739	388,285

Proposal 4. The Company’s shareholders voted to approve an adjournment of the 2019 Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the 2019 Annual Meeting to approve any of the proposals presented for a vote at the 2019 Annual Meeting.

Votes For	Votes Against	Abstentions
65,510,351	1,401,305	247,493

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: November 19, 2019	By:	/s/ Patrick White
Patrick White
President and Chief Executive Officer